Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2022 May 4, 2022

Supplemental Financial Information May 4, 2022

Supplemental Financial Information May 4, 2022

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information May 4, 2022

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 4, 2022 has interests in 14 hotels comprised of 7,396 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of hotels considered to be Long-Term Relevant Real Estate®.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

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Supplemental Financial Information May 4, 2022

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

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Supplemental Financial Information May 4, 2022

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease is a finance lease, and, therefore, we include a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information May 4, 2022

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income (loss) to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package. Beginning with the quarter ended March 31, 2022, the Company’s calculation of Adjusted FFO attributable to common stockholders excludes the noncash amortization expense associated with deferred stock compensation. Adjusted FFO attributable to common stockholders for the prior periods presented in this supplemental package have also been adjusted to exclude this expense.

The 14 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2022. The 12 Hotel Portfolio includes the 14 Hotel Portfolio less the Montage Healdsburg and the Four Seasons Resort Napa Valley, acquired by the Company in April 2021 and December 2021, respectively.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 6

Supplemental Financial Information May 4, 2022

PRO FORMA CORPORATE FINANCIAL INFORMATION

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information May 4, 2022

Pro Forma Consolidated Statements of Operations

Q1 2022 – Q2 2021, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months
(Unaudited and in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	Ended
	2022	2021	2021	2021	March 31, 2022(1)
Revenues
Room	$106,272	$103,206	$101,565	$76,110	$387,153
Food and beverage	39,460	34,991	26,123	14,989	115,563
Other operating	23,349	19,805	20,126	16,191	79,471
Total revenues	169,081	158,002	147,814	107,290	582,187

Operating Expenses
Room	28,540	28,129	26,575	20,097	103,341
Food and beverage	32,059	29,859	24,343	15,323	101,584
Other expenses	71,125	65,887	61,968	47,721	246,701
Corporate overhead	10,714	8,203	15,422	9,467	43,806
Depreciation and amortization	30,472	29,527	28,957	29,046	118,002
Impairment losses	—	1,671	1,014	—	2,685
Total operating expenses	172,910	163,276	158,279	121,654	616,119

Interest and other income	4,380	13	2	21	4,416
Interest expense	(4,964)	(6,440)	(7,019)	(7,100)	(25,523)
(Loss) gain on extinguishment of debt, net	(213)	(292)	61	88	(356)
Loss before income taxes	(4,626)	(11,993)	(17,421)	(21,355)	(55,395)
Income tax provision, net	(136)	(18)	(25)	(23)	(202)
Net loss	$(4,762)	$(12,011)	$(17,446)	$(21,378)	$(55,597)

12 Hotel Portfolio Adjusted EBITDAre (2)	$37,453	$32,227	$31,667	$18,044	$119,391

Pro Forma Adjusted EBITDAre, excluding noncontrolling interest (3)	$29,335	$29,749	$30,620	$17,714	$107,418

Pro Forma Adjusted FFO attributable to common stockholders (4)	$18,583	$18,697	$19,567	$6,353	$63,200

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.09	$0.09	$0.09	$0.03	$0.29

(1)	Excludes operating results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to their sale in March 2022.
(2)	Hotel Adjusted EBITDAre reconciliation for the first quarter of 2022 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on May 4, 2022.
(3)	Pro Forma Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the first quarter of 2022, the fourth, third and second quarters of 2021, along with Trailing 12 Months can be found later in this presentation.
(4)	Pro Forma Adjusted FFO attributable to common stockholders and Pro Forma Adjusted FFO attributable to common stockholders per diluted share reconciliations for the first quarter of 2022, the fourth, third and second quarters of 2021, along with the Trailing 12 Months can be found later in this presentation.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information May 4, 2022

Pro Forma Consolidated Statements of Operations

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2021
Revenues
Room	$103,206	$101,565	$76,110	$31,182	$312,063
Food and beverage	34,991	26,123	14,989	4,864	80,967
Other operating	19,805	20,126	16,191	10,609	66,731
Total revenues	158,002	147,814	107,290	46,655	459,761

Operating Expenses
Room	28,129	26,575	20,097	10,134	84,935
Food and beverage	29,859	24,343	15,323	5,805	75,330
Other expenses	65,887	61,968	47,721	34,802	210,378
Corporate overhead	8,203	15,422	9,467	7,177	40,269
Depreciation and amortization	29,527	28,957	29,046	26,944	114,474
Impairment losses	1,671	1,014	—	—	2,685
Total operating expenses	163,276	158,279	121,654	84,862	528,071

Interest and other income (loss)	13	2	21	(379)	(343)
Interest expense	(6,440)	(7,019)	(7,100)	(6,693)	(27,252)
(Loss) gain on extinguishment of debt, net	(292)	61	88	222	79
Loss before income taxes	(11,993)	(17,421)	(21,355)	(45,057)	(95,826)
Income tax provision, net	(18)	(25)	(23)	(43)	(109)
Net loss	$(12,011)	$(17,446)	$(21,378)	$(45,100)	$(95,935)

Hotel Adjusted EBITDAre (2)	$32,227	$31,667	$18,044	$(9,381)	$72,557

Pro Forma Adjusted EBITDAre, excluding noncontrolling interest (3)	$29,749	$30,620	$17,714	$(8,907)	$69,176

Pro Forma Adjusted FFO attributable to common stockholders (4)	$18,697	$19,567	$6,353	$(19,748)	$24,869

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.09	$0.09	$0.03	$(0.09)	$0.12
(1)	Excludes operating results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to their sale in March 2022.
(2)	Hotel Adjusted EBITDAre reconciliation for the first quarter of 2021 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on May 4, 2022.
(3)	Pro Forma Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the fourth, third, second and first quarters of 2021, along with the year ended December 31, 2021 can be found later in this presentation.
(4)	Pro Forma Adjusted FFO attributable to common stockholders and Pro Forma Adjusted FFO attributable to common stockholders per diluted share reconciliations for the fourth, third, second and first quarters of 2021, along with the year ended December 31, 2021 can be found later in this presentation.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 4, 2022

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$135,417	$142,166	$149,355	$133,503	$560,441
Food and beverage	56,326	51,825	63,882	59,943	231,976
Other operating	15,986	16,347	15,059	13,961	61,353
Total revenues	207,729	210,338	228,296	207,407	853,770

Operating Expenses
Room	35,057	36,419	36,298	34,545	142,319
Food and beverage	38,217	37,053	39,952	39,260	154,482
Other expenses	69,456	68,128	69,836	69,437	276,857
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	26,992	27,076	26,445	26,302	106,815
Total operating expenses	176,997	176,071	180,609	177,060	710,737

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	26,912	28,955	40,864	25,122	121,853
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$25,878	$29,704	$38,188	$28,234	$122,004

Hotel Adjusted EBITDAre (2)	$65,097	$68,773	$82,274	$64,440	$280,584

Pro Forma Adjusted EBITDAre, excluding noncontrolling interest (3)	$60,400	$63,170	$77,541	$61,066	$262,177

Pro Forma Adjusted FFO attributable to common stockholders (4)	$49,620	$53,456	$66,602	$49,736	$219,414

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.23	$0.25	$0.31	$0.23	$1.03

(1)	Excludes operating results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to their sale in March 2022. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Hotel Adjusted EBITDAre reconciliation for the first quarter of 2019 can be found later in this presentation.
(3)	Pro Forma Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the fourth, third, second and first quarters of 2019, along with the year ended December 31, 2019 can be found later in this presentation.
(4)	Pro Forma Adjusted FFO attributable to common stockholders and Pro Forma Adjusted FFO attributable to common stockholders per diluted share reconciliations for the fourth, third, second and first quarters of 2019, along with year ended December 31, 2019 can be found later in this presentation.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q1 2022 – Q2 2021, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands)	2022	2021	2021	2021	March 31, 2022

Net income (loss)	$15,123	$138,324	$(22,124)	$(27,918)	$103,405
Operations held for investment:
Depreciation and amortization	31,360	32,598	32,585	32,729	129,272
Interest expense	5,081	7,201	7,983	8,065	28,330
Income tax provision, net	136	18	25	23	202
(Gain) loss on sale of assets, net	(22,946)	(152,524)	12	—	(175,458)
Impairment losses	—	1,671	1,014	—	2,685
EBITDAre	28,754	27,288	19,495	12,899	88,436

Operations held for investment:
Amortization of deferred stock compensation	3,578	2,212	3,165	4,659	13,614
Amortization of right-of-use assets and obligations	(346)	(340)	(335)	(338)	(1,359)
Amortization of contract intangibles, net	(6)	—	—	—	(6)
Finance lease obligation interest - cash ground rent	(117)	(351)	(351)	(351)	(1,170)
Property-level severance	—	(284)	—	—	(284)
Property-level severance related to sold hotels	—	—	4,562	—	4,562
Loss (gain) on extinguishment of debt, net	213	428	(61)	(88)	492
Prior year property tax adjustments, net	—	—	605	(1,162)	(557)
Lawsuit settlement cost	—	21	691	—	712
CEO transition costs	—	815	7,976	—	8,791
Hurricane-related (insurance proceeds) net of losses	(2,893)	2,612	1,621	—	1,340
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(1,134)	(335)	(933)	596	(1,806)
Depreciation and amortization	(790)	(791)	(791)	(806)	(3,178)
Interest expense	(168)	(160)	(181)	(159)	(668)
Amortization of right-of-use asset and obligation	72	73	72	73	290
Lawsuit settlement cost	—	(5)	(173)	—	(178)
Adjustments to EBITDAre, net	(1,591)	3,895	15,867	2,424	20,595

Adjusted EBITDAre, excluding noncontrolling interest	$27,163	$31,183	$35,362	$15,323	$109,031
Sold hotel Adjusted EBITDAre (1)	2,172	(1,434)	(4,742)	2,391	(1,613)

Pro Forma Adjusted EBITDAre, excluding noncontrolling interest	$29,335	$29,749	$30,620	$17,714	$107,418

*Footnotes on page 13

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Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2022 - Q2 2021, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands, except per share data)	2022	2021	2021	2021	March 31, 2022

Net income (loss)	$15,123	$138,324	$(22,124)	$(27,918)	$103,405
Preferred stock dividends and redemption charges	(3,773)	(3,349)	(6,287)	(7,795)	(21,204)
Operations held for investment:
Real estate depreciation and amortization	31,027	31,976	31,959	32,104	127,066
(Gain) loss on sale of assets, net	(22,946)	(152,524)	12	—	(175,458)
Impairment losses	—	1,671	1,014	—	2,685
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(1,134)	(335)	(933)	596	(1,806)
Real estate depreciation and amortization	(790)	(791)	(791)	(806)	(3,178)
FFO attributable to common stockholders	17,507	14,972	2,850	(3,819)	31,510

Operations held for investment:
Amortization of deferred stock compensation	3,578	2,212	3,165	4,659	13,614
Real estate amortization of right-of-use assets and obligations	(286)	87	87	77	(35)
Amortization of contract intangibles, net	60	—	—	—	60
Noncash interest on derivatives, net	(1,842)	(1,211)	(616)	(709)	(4,378)
Property-level severance	—	(284)	—	—	(284)
Property-level severance related to sold hotels	—	—	4,562	—	4,562
Loss (gain) on extinguishment of debt, net	213	428	(61)	(88)	492
Prior year property tax adjustments, net	—	—	605	(1,162)	(557)
Lawsuit settlement cost	—	21	691	—	712
Preferred stock redemption charges	—	—	2,624	4,016	6,640
CEO transition costs	—	815	7,976	—	8,791
Hurricane-related (insurance proceeds) net of losses	(2,893)	2,612	1,621	—	1,340
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	72	73	72	73	290
Noncash interest on derivatives, net	2	1	(20)	—	(17)
Lawsuit settlement cost	—	(5)	(173)	—	(178)
Adjustments to FFO attributable to common stockholders, net	(1,096)	4,749	20,533	6,866	31,052

Adjusted FFO attributable to common stockholders	$16,411	$19,721	$23,383	$3,047	$62,562
Sold hotel Adjusted FFO (1)	2,172	(1,024)	(4,129)	3,005	24
Equity transactions (2)	—	—	313	301	614

Pro Forma Adjusted FFO attributable to common stockholders	$18,583	$18,697	$19,567	$6,353	$63,200

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.09	$0.09	$0.09	$0.03	$0.29

Basic weighted average shares outstanding	217,271	217,870	217,709	215,113	216,995
Shares associated with unvested restricted stock awards	305	445	296	352	349
Diluted weighted average shares outstanding	217,576	218,315	218,005	215,465	217,344
Equity transactions (2)	(3,138)	(3,879)	(3,879)	(1,409)	(3,081)
Pro Forma diluted weighted average shares outstanding	214,438	214,436	214,126	214,056	214,263

*Footnotes on page 13

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Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2022 - Q2 2021, Trailing 12 Months Footnotes

(1)	Sold Hotel Adjusted EBITDAre and Adjusted FFO include operating results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021 and the repurchase of 3,879,025 shares of common stock in the first quarter of 2022.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Operations held for investment:
Depreciation and amortization	32,598	32,585	32,729	30,770	128,682
Interest expense	7,201	7,983	8,065	7,649	30,898
Income tax provision, net	18	25	23	43	109
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
EBITDAre	27,288	19,495	12,899	(16,755)	42,927

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Amortization of right-of-use assets and obligations	(340)	(335)	(338)	(331)	(1,344)
Finance lease obligation interest - cash ground rent	(351)	(351)	(351)	(351)	(1,404)
Property-level severance	(284)	—	—	—	(284)
Property-level severance related to sold hotels	—	4,562	—	—	4,562
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
Interest expense	(160)	(181)	(159)	(161)	(661)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to EBITDAre, net	3,895	15,867	2,424	2,097	24,283

Adjusted EBITDAre, excluding noncontrolling interest	$31,183	$35,362	$15,323	$(14,658)	$67,210
Sold hotel Adjusted EBITDAre (1)	(1,434)	(4,742)	2,391	5,751	1,966

Pro Forma Adjusted EBITDAre, excluding noncontrolling interest	$29,749	$30,620	$17,714	$(8,907)	$69,176

*Footnotes on page 16

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Preferred stock dividends and redemption charges	(3,349)	(6,287)	(7,795)	(3,207)	(20,638)
Operations held for investment:
Real estate depreciation and amortization	31,976	31,959	32,104	30,143	126,182
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Real estate depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
FFO attributable to common stockholders	14,972	2,850	(3,819)	(27,116)	(13,113)

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Real estate amortization of right-of-use assets and obligations	87	87	77	85	336
Noncash interest on derivatives, net	(1,211)	(616)	(709)	(869)	(3,405)
Property-level severance	(284)	—	—	—	(284)
Property-level severance related to sold hotels	—	4,562	—	—	4,562
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
Preferred stock redemption charges	—	2,624	4,016	—	6,640
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Noncash interest on derivatives, net	1	(20)	—	—	(19)
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to FFO attributable to common stockholders, net	4,749	20,533	6,866	991	33,139

Adjusted FFO attributable to common stockholders	$19,721	$23,383	$3,047	$(26,125)	$20,026
Sold hotel Adjusted FFO (1)	(1,024)	(4,129)	3,005	6,356	4,208
Equity transactions (2)	—	313	301	21	635

Pro Forma Adjusted FFO attributable to common stockholders	$18,697	$19,567	$6,353	$(19,748)	$24,869

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.09	$0.09	$0.03	$(0.09)	$0.12

Basic weighted average shares outstanding	217,870	217,709	215,113	214,438	216,296
Shares associated with unvested restricted stock awards	445	296	352	210	326
Diluted weighted average shares outstanding	218,315	218,005	215,465	214,648	216,622
Equity transactions (2)	(3,879)	(3,879)	(1,409)	(965)	(2,545)
Pro Forma diluted weighted average shares outstanding	214,436	214,126	214,056	213,683	214,077

*Footnotes on page 16

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include operating results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021 and the repurchase of 3,879,025 shares of common stock in the first quarter of 2022.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	$75,466	$81,162	$99,122	$64,494	$320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(15,066)	(17,992)	(21,581)	(3,428)	(58,067)

Pro Forma Adjusted EBITDAre, excluding noncontrolling interest	$60,400	$63,170	$77,541	$61,066	$262,177

*Footnotes on Page 19

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Preferred stock dividends	(3,208)	(3,208)	(3,207)	(3,207)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	36,639	36,951	35,900	35,770	145,260
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Real estate depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
FFO attributable to common stockholders	58,822	63,987	76,016	48,241	247,066

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Real estate amortization of right-of-use assets and obligations	147	146	146	151	590
Noncash interest on derivatives and finance lease obligations, net	(857)	1,155	3,634	2,119	6,051
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncash income tax provision (benefit), net	934	390	2,648	(3,284)	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to FFO attributable to common stockholders, net	2,321	3,900	8,610	1,369	16,200

Adjusted FFO attributable to common stockholders	$61,143	$67,887	$84,626	$49,610	$263,266
Sold/Disposed hotel Adjusted FFO (1)	(13,225)	(16,144)	(19,747)	(1,608)	(50,724)
Debt and equity transactions (2)	1,702	1,713	1,723	1,734	6,872

Pro Forma Adjusted FFO attributable to common stockholders	$49,620	$53,456	$66,602	$49,736	$219,414

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.23	$0.25	$0.31	$0.23	$1.03

Basic weighted average shares outstanding	223,638	224,530	227,389	227,219	225,681
Shares associated with unvested restricted stock awards	448	253	145	260	276
Diluted weighted average shares outstanding	224,086	224,783	227,534	227,479	225,957
Debt and equity transactions (2)	(10,736)	(11,628)	(14,505)	(14,519)	(12,833)
Pro Forma diluted weighted average shares outstanding	213,350	213,155	213,029	212,960	213,124

*Footnotes on Page 19

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information May 4, 2022

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre and Adjusted FFO include operating results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. In addition, includes operating results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Debt and Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 3,783,936 shares of common stock repurchased in the second, third and fourth quarters of 2019, the 9,770,081 shares repurchased in the first quarter of 2020 and the 3,879,025 shares repurchased in the first quarter of 2022 offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information May 4, 2022

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information May 4, 2022

Comparative Capitalization
Q1 2022 – Q1 2021

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2022	2021	2021	2021	2021

Common Share Price & Dividends
At the end of the quarter	$11.78	$11.73	$11.94	$12.42	$12.46
High during quarter ended	$12.07	$13.23	$12.48	$13.55	$13.57
Low during quarter ended	$10.15	$10.48	$10.68	$11.90	$10.25
Common dividends per share	$—	$—	$—	$—	$—

Common Shares & Units
Common shares outstanding	215,668	219,334	219,334	219,043	216,175
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	215,668	219,334	219,334	219,043	216,175

Capitalization
Market value of common equity	$2,540,568	$2,572,785	$2,618,845	$2,720,515	$2,693,542
Liquidation value of preferred equity - Series E	—	—	—	—	115,000
Liquidation value of preferred equity - Series F	—	—	—	75,000	75,000
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	—
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	—
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	—	—
Consolidated debt	575,934	611,437	745,484	746,303	747,113
Consolidated total capitalization	3,397,752	3,465,472	3,645,579	3,723,068	3,630,655

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,342,752	$3,410,472	$3,590,579	$3,668,068	$3,575,655

Consolidated debt to consolidated total capitalization	17.0%	17.6%	20.4%	20.0%	20.6%
Pro rata debt to pro rata total capitalization	15.6%	16.3%	19.2%	18.8%	19.4%
Consolidated debt and preferred equity to consolidated total capitalization	25.2%	25.8%	28.2%	26.9%	25.8%
Pro rata debt and preferred equity to pro rata total capitalization	24.0%	24.6%	27.1%	25.8%	24.7%

CAPITALIZATION	Page 21

Supplemental Financial Information May 4, 2022

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2022	Balance At
Debt	Collateral	Spread	Date (5)	Balance	Maturity

Fixed Rate Debt
Term Loan Facility (1)	Unsecured	3.94%	09/03/2023	$19,400	$19,400
Term Loan Facility (1)	Unsecured	4.20%	01/31/2024	88,900	88,900
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	77,634	72,071
Series A Senior Notes (2)	Unsecured	5.94%	01/10/2026	65,000	65,000
Series B Senior Notes (2)	Unsecured	6.04%	01/10/2028	105,000	105,000
Total Fixed Rate Debt				355,934	350,371
Variable Rate Debt
Secured Mortgage Debt	Hilton San Diego Bayfront	1.17%	12/09/2023	220,000	220,000
Credit Facility (1)	Unsecured	L + 2.40%	04/14/2024	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$575,934	$570,371

Preferred Stock
Series G cumulative redeemable preferred (3)		Variable	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt Statistics
% Fixed Rate Debt				61.8%
% Floating Rate Debt				38.2%
Average Interest Rate (4)				3.56%
Weighted Average Maturity of Debt (5)				2.8 years
(1)	As of March 31, 2022, the applicable LIBOR margin was fixed at 240 basis points for the revolving credit facility and 235 basis points for the term loan facilities. Upon the termination of the Covenant Threshold Adjustment Period as described in the Company’s unsecured debt amendments, the applicable margin will return to a variable rate of 140 to 225 basis points for the revolving credit facility and 135 to 220 for the term loan facilities as determined by the Company’s leverage ratios. The interest rates presented reflect the terms of the unsecured debt amendments and the effects of the Company’s interest rate derivative agreements.
(2)	The 2020 and 2021 amendments to the Company's unsecured debt agreements increased the annual interest rates on the Senior Notes by 1.25% through September 30, 2022. Thereafter, the increased interest rates will step down on a quarterly basis to their original stated rates based on the achievement of certain leverage ratios. The interest rates presented reflect the terms of the unsecured debt amendments as of March 31, 2022.
(3)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. During the first quarter of 2022, this equated to a cash dividend of $0.221475 per share. The annual dividend rate is expected to increase in 2023 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.
(4)	Average Interest Rate is calculated based on rates at March 31, 2022, and includes the effect of the Company's interest rate derivative agreements.
(5)	Maturity Date assumes the exercise of all available extensions of the revolving credit facility, term loans and the loan secured by the Hilton San Diego Bayfront. By extending these loans, the Company's weighted average maturity of debt increases from 2.3 years to 2.8 years.

CAPITALIZATION	Page 22

Supplemental Financial Information May 4, 2022

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 23

Supplemental Financial Information May 4, 2022

Hotel Information as of May 4, 2022

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	16.09%	Leasehold	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	14.33%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	11.10%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	10.91%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	10.56%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	7.40%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6.77%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5.61%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	5.06%	Fee Simple	2005
10	The Bidwell Marriott Portland	Oregon	Marriott	258	3.49%	Fee Simple	2000
11	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3.41%	Fee Simple	2013
12	Oceans Edge Resort & Marina	Florida	Independent	175	2.37%	Fee Simple	2017
13	Montage Healdsburg	California	Montage	130	1.76%	Fee Simple	2021
14	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1.15%	Fee Simple	2021

	Total 14 Hotel Portfolio			7,396	100%

(1)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(4)	The number of rooms at the Four Seasons Resort Napa Valley excludes four additional rooms provided by owners of the separately owned Four Seasons Private Residences Napa Valley who elected to participate in the residential rental program during the first quarter of 2022.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information May 4, 2022

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q1 2022/2021/2019

		ADR				Occupancy				RevPAR
	Hotels sorted by number of rooms	For the Quarter Ended March 31,				For the Quarter Ended March 31,				For the Quarter Ended March 31,
		2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019
1	Hilton San Diego Bayfront (3)	$249.03	$141.47	$257.17	(3.2)%	58.4%	16.1%	75.4%	(22.5)%	$145.43	$22.78	$193.91	(25.0)%
2	Boston Park Plaza	$160.35	$140.65	$155.36	3.2%	48.3%	15.3%	80.8%	(40.2)%	$77.45	$21.52	$125.53	(38.3)%
3	Hyatt Regency San Francisco	$221.87	$193.28	$353.37	(37.2)%	44.0%	8.9%	84.2%	(47.7)%	$97.62	$17.20	$297.54	(67.2)%
4	Renaissance Washington DC	$230.36	$142.23	$242.86	(5.1)%	38.7%	53.2%	73.5%	(47.3)%	$89.15	$75.67	$178.50	(50.1)%
5	Renaissance Orlando at SeaWorld®	$211.24	$124.87	$197.30	7.1%	60.5%	19.3%	83.8%	(27.8)%	$127.80	$24.10	$165.34	(22.7)%
6	Wailea Beach Resort	$663.49	$531.17	$496.33	33.7%	79.3%	34.7%	92.8%	(14.5)%	$526.15	$184.32	$460.59	14.2%
7	JW Marriott New Orleans	$239.61	$145.40	$226.85	5.6%	49.9%	23.5%	86.4%	(42.2)%	$119.57	$34.17	$196.00	(39.0)%
8	Marriott Boston Long Wharf	$271.14	$231.39	$231.95	16.9%	38.6%	9.9%	78.5%	(50.8)%	$104.66	$22.91	$182.08	(42.5)%
9	Renaissance Long Beach	$201.92	$134.05	$192.79	4.7%	70.4%	27.5%	82.7%	(14.9)%	$142.15	$36.86	$159.44	(10.8)%
10	The Bidwell Marriott Portland	$146.26	$139.65	$162.13	(9.8)%	37.1%	9.9%	79.0%	(53.0)%	$54.26	$13.83	$128.08	(57.6)%
11	Hilton New Orleans St. Charles	$187.72	$107.89	$189.41	(0.9)%	42.8%	23.6%	79.6%	(46.2)%	$80.34	$25.46	$150.77	(46.7)%
12	Oceans Edge Resort & Marina	$546.87	$380.69	$313.20	74.6%	85.9%	77.2%	95.0%	(9.6)%	$469.76	$293.89	$297.54	57.9%

	12 Hotel Portfolio (1)	$279.95	$206.44	$255.01	9.8%	53.1%	23.4%	81.3%	(34.7)%	$148.65	$48.31	$207.32	(28.3)%

13	Montage Healdsburg	$897.96	$875.29	N/A	N/A	49.5%	20.4%	N/A	N/A	$444.49	$178.56	N/A	N/A
14	Four Seasons Resort Napa Valley	$1,440.70	N/A	N/A	N/A	44.3%	N/A	N/A	N/A	$638.23	N/A	N/A	N/A

	14 Hotel Portfolio (2)	$301.44				53.0%				$159.76

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information May 4, 2022

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q1 2022/2021/2019

	Hotels sorted by number of rooms	For the Quarter Ended March 31,
		2022	2021	2019	2022 vs. 2019
1	Hilton San Diego Bayfront (3)	$260.54	$36.92	$342.52	(23.9)%
2	Boston Park Plaza	$108.79	$28.47	$187.22	(41.9)%
3	Hyatt Regency San Francisco	$148.33	$22.31	$431.11	(65.6)%
4	Renaissance Washington DC	$134.53	$80.46	$287.71	(53.2)%
5	Renaissance Orlando at SeaWorld®	$277.95	$51.08	$365.82	(24.0)%
6	Wailea Beach Resort	$755.26	$249.00	$643.28	17.4%
7	JW Marriott New Orleans	$153.99	$42.86	$260.19	(40.8)%
8	Marriott Boston Long Wharf	$156.76	$32.94	$270.27	(42.0)%
9	Renaissance Long Beach	$185.61	$47.53	$225.53	(17.7)%
10	The Bidwell Marriott Portland	$76.79	$18.19	$148.89	(48.4)%
11	Hilton New Orleans St. Charles	$137.51	$32.89	$170.95	(19.6)%
12	Oceans Edge Resort & Marina	$636.70	$422.14	$427.43	49.0%

	12 Hotel Portfolio (1)	$231.64	$65.90	$322.05	(28.1)%

13	Montage Healdsburg	$785.67	$307.47	N/A	N/A
14	Four Seasons Resort Napa Valley	$1,098.81	N/A	N/A	N/A

	14 Hotel Portfolio (2)	$251.50

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information May 4, 2022

Property-Level Operating Statistics

Q1 2022/2021/2019 Footnotes

(1)	12 Hotel Portfolio includes the same hotels owned during first quarters of 2022, 2021 and 2019.
(2)	14 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2022. The Company acquired the Montage Healdsburg and the Four Seasons Resort Napa Valley in April 2021 and December 2021, respectively. The newly-developed hotels opened on limited bases in December 2020 and October 2021, respectively. Operating statistics for the first quarter of 2021 include prior ownership results obtained by the Company from the prior owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Operating statistics for the first quarter of 2019 are impacted by a room renovation at the Hilton San Diego Bayfront.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information May 4, 2022

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 28

Supplemental Financial Information May 4, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2022/2021

	Hotels sorted by number of rooms	For the Quarter Ended March 31,
		2022			2021
	(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
		Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
		Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
1	Hilton San Diego Bayfront	$27,904	$8,079	29.0%	$3,955	$(4,304)	(108.8)%	126.7%
2	Boston Park Plaza	10,378	(2,220)	(21.4)%	2,716	(3,817)	(140.5)%	84.8%
3	Hyatt Regency San Francisco	10,960	(1,175)	(10.7)%	1,649	(4,098)	(248.5)%	95.7%
4	Renaissance Washington DC	9,771	120	1.2%	5,843	1,614	27.6%	(95.7)%
5	Renaissance Orlando at SeaWorld®	19,537	6,803	34.8%	3,590	(1,284)	(35.8)%	197.2%
6	Wailea Beach Resort	37,183	16,005	43.0%	12,259	3,601	29.4%	46.3%
7	JW Marriott New Orleans	6,943	2,248	32.4%	1,933	(542)	(28.0)%	215.7%
8	Marriott Boston Long Wharf	5,855	(608)	(10.4)%	1,230	(2,066)	(168.0)%	93.8%
9	Renaissance Long Beach	6,248	1,870	29.9%	1,600	(368)	(23.0)%	230.0%
10	The Bidwell Marriott Portland	1,783	(10)	(0.6)%	422	(755)	(178.9)%	99.7%
11	Hilton New Orleans St. Charles	3,119	1,415	45.4%	746	(307)	(41.2)%	210.2%
12	Oceans Edge Resort & Marina	10,028	4,926	49.1%	6,649	2,945	44.3%	10.8%

	12 Hotel Portfolio (1)	149,709	37,453	25.0%	42,592	(9,381)	(22.0)%	213.6%

13	Montage Healdsburg	9,192	(822)	(8.9)%	—	—	—	—
14	Four Seasons Resort Napa Valley	8,542	308	3.6%	—	—	—	—

	14 Hotel Portfolio (2)	167,443	36,939	22.1%	42,592	(9,381)	(22.0)%	200.5%

	Add: Sold Hotels (3)	3,234	(2,172)	(67.2)%	3,978	(5,751)	(144.6)%	53.5%

	Actual Portfolio (4)	$170,677	$34,767	20.4%	$46,570	$(15,132)	(32.5)%	162.8%

*Footnotes on page 31

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 29

Supplemental Financial Information May 4, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2022/2019

	Hotels sorted by number of rooms	For the Quarter Ended March 31,
		2022			2019
	(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
		Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
		Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
1	Hilton San Diego Bayfront (5)	$27,904	$8,079	29.0%	$36,686	$10,911	29.7%	(2.4)%
2	Boston Park Plaza	10,378	(2,220)	(21.4)%	17,860	1,269	7.1%	(401.4)%
3	Hyatt Regency San Francisco	10,960	(1,175)	(10.7)%	31,197	8,854	28.4%	(137.7)%
4	Renaissance Washington DC	9,771	120	1.2%	20,896	5,587	26.7%	(95.5)%
5	Renaissance Orlando at SeaWorld®	19,537	6,803	34.8%	25,713	10,224	39.8%	(12.6)%
6	Wailea Beach Resort	37,183	16,005	43.0%	31,669	13,219	41.7%	3.1%
7	JW Marriott New Orleans	6,943	2,248	32.4%	11,732	5,423	46.2%	(29.9)%
8	Marriott Boston Long Wharf	5,855	(608)	(10.4)%	10,094	1,589	15.7%	(166.2)%
9	Renaissance Long Beach	6,248	1,870	29.9%	7,591	2,415	31.8%	(6.0)%
10	The Bidwell Marriott Portland	1,783	(10)	(0.6)%	3,337	1,040	31.2%	(101.9)%
11	Hilton New Orleans St. Charles	3,119	1,415	45.4%	3,877	1,166	30.1%	50.8%
12	Oceans Edge Resort & Marina	10,028	4,926	49.1%	6,732	2,743	40.7%	20.6%

	12 Hotel Portfolio (1)	149,709	37,453	25.0%	207,384	64,440	31.1%	(19.6)%

13	Montage Healdsburg	9,192	(822)	(8.9)%	—	—	—	—
14	Four Seasons Resort Napa Valley	8,542	308	3.6%	—	—	—	—

	14 Hotel Portfolio (2)	167,443	36,939	22.1%	207,384	64,440	31.1%	(28.9)%

	Add: Sold/Disposed Hotels (3)	3,234	(2,172)	(67.2)%	50,273	3,428	6.8%	(1,088.2)%

	Actual Portfolio (4)	$170,677	$34,767	20.4%	$257,657	$67,868	26.3%	(22.4)%

*Footnotes on page 31

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information May 4, 2022

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2022/2021/2019 Footnotes

(1)	12 Hotel Portfolio includes the same hotels owned during the first quarters of 2022, 2021 and 2019.
(2)	14 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2022. The Company acquired the Montage Healdsburg and the Four Seasons Resort Napa Valley in April 2021 and December 2021, respectively. The newly-developed hotels opened on limited bases in December 2020 and October 2021, respectively, therefore there is no comparative prior year information.
(3)	Sold Hotels for the first quarter of 2022 includes results for the Hyatt Centric Chicago Magnicent Mile, sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile, sold in March 2022. Sold Hotels for the first quarter of 2021 also includes results for the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Sold/Disposed Hotels for the first quarter of 2019 also includes results for the the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square, assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.
(4)	Actual Portfolio includes results for 17 hotels, 17 hotels and 21 hotels owned by the Company during the quarters ended March 31, 2022, 2021 and 2019, respectively.
(5)	Hotel Adjusted EBITDAre for the first quarter of 2019 is impacted by a room renovation at the Hilton San Diego Bayfront.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31